UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                December 10, 2001
--------------------------------------------------------------------------------
                                (Date of Report)



                                  Aptimus, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                    000-27065                91-1809146
----------------------------     ----------------------   ----------------------
(State or other jurisdiction     Commission File Number      (I.R.S. Employer
     of incorporation or                                    Identification No.)
        organization)


    95 South Jackson St., Suite 300
              Seattle, WA                                      98104
----------------------------------------            ----------------------------
(Address of principal executive offices)                     (Zip Code)


                                 (206) 441-9100
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.  Change in Registrant's Certifying Accountants

     Effective December 10, 2001, Aptimus, Inc. ("Company") dismissed its independent accountant, PricewaterhouseCoopers LLP ("PWC"). Effective December [10], 2001, the Company engaged Moss-Adams LLP ("Moss-Adams") to be the Company's new independent accountant. The dismissal of PWC and appointment of Moss-Adams was unanimously approved by the Company's Board of Directors upon the recommendation of the Audit Committee of the Board of Directors. Moss-Adams has accepted the engagement. During the two most recent fiscal years and through December 10, 2001, the Company has not consulted with Moss-Adams regarding (1) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Moss-Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The reports of PWC on the Company's financial statements for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainity, audit scope or accounting principals, except that, the Independent Auditors' Report on the Company's financial statement for the fiscal year ended December 31, 2000 did contain an explanatory paragraph regarding the uncertainty of the Company's ability to continue as a going concern.

     In connection with its audits for the two most recent fiscal years and through December 10, 2001, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their reports on the financial statements for such years, except that in connection with its audit for the year ended December 31, 2000 PWC reported to the Company's Audit Committee a disagreement regarding the valuation of private equity in an entity received by the Company for services performed on behalf of such entity. The divergent views of PWC and the Company related to the level and recency of evidence needed to support recognition of revenue for such transaction. This matter was satisfactorily resolved.

     During the two most recent fiscal years and through December 10,2001 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v), except that in connection with its audit for the year ended December 31, 2000 PWC communicated to the Board of Directors two matters involving the internal control structure and its operation that PWC considered to be material weaknesses; namely (i) the Company's internal credit controls and its evaluation of collectibility prior to recognition of revenue; and (ii) properly identifying barter transactions and assessing the appropriateness of any related revenue recognition.

     The Company has provided a copy of this Current Report on Form 8-K to PWC and has requested that PWC furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the Company's statements above and, if not, stating in what respects it does not. A copy of PWC's letter is filed herewith as Exhibit 16 to this Form 8-K.

Item 7.  Exhibits and Reports on Form 8-K

     (c)  The following exhibits are filed as part of this report:


     Exhibit No.    Description
     -----------    -----------
        16          Letter dated December 14, 2001 from PricewaterhouseCoopers
                    LLP to the Security and Exchange Commission.

                                   SIGNATURES

     In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          APTIMUS, INC.
                                          --------------------------------------
                                           (Registrant)



Dated:  December 14, 2001                 By  /s/  David H. Davis
                                              ----------------------------------
                                              David H. Davis
                                              Secretary

                                 EXHIBIT INDEX


     Exhibit No.    Description
     -----------    -----------
        16          Letter dated December 14, 2001 from PricewaterhouseCoopers
                    LLP to the Security and Exchange Commission.